SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2010

SUPERLATTICE POWER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-24459	71-0915828
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (866) 946-4648

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

(a) On January 6, 2010, the Board of Directors of the Company accepted the resignation of Wiener, Goodman & Company, P.C., its independent registered public accounting firm. On the same date, January 6, 2010, the accounting firm of Madsen & Associates, CPA’s Inc. was engaged as the Company's new independent registered public accounting firm, to audit the Company’s financial statements for its fiscal year ending July 31, 2010. From the date that Wiener, Goodman & Company, P.C. were engaged (January 11, 2008) to the present time, or any other period of time, the reports of Wiener, Goodman & Company, P.C. (1) as to the Company's financial statements for the years ended July 31, 2008 and 2009, were modified for uncertainty due to the substantial doubt about the Company’s ability to continue as a going concern, and (2) did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to audit scope or accounting principles.

During the Company's two most recent fiscal years ended July 31, 2008 and 2009, and any subsequent interim period from July 31, 2009 through January 6, 2010, there were no disagreements as defined in Item 304(a)(1)(iv) with Wiener, Goodman & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wiener, Goodman & Company, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company’s two most recent fiscal years ended July 31, 2008 and 2009, and any subsequent interim period though January 6, 2010.

The Company has requested that Wiener, Goodman & Company, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On January 6, 2010, the Company engaged Madsen & Associates, CPA’s Inc. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Madsen & Associates, CPA’s Inc. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

16	Letter on change in certifying accountant fromWiener, Goodman & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2010	SUPERLATTICE POWER, INC. (Registrant)

	By:	/s/ Ayaz Kassam
Ayaz Kassam, President and Chief Executive Officer